Exhibit 3.36

PRIVATE CO£v[PANY LlMITED BY SHA.RES ;ffltmnranbum ~f ~ssotiation OF Ensco (Myanmar) LI!VllTED I. The name of the Company is Ensco (Myanmar) Limited. fl. The registered office of the Company will be situated in the Union of Mya,,mar. m. The objects for which the Company is established are as on the next page. IV. The liability of the members is limited. V. The authorized capital of the Company isUSD-100, 000 ;-(United States Dollars One Hundred Thousab-1i1lyJ divided into t 100,000 sh:ires ofuso-1 (United States Dollars One Onl~ ) c::ach. with power in General Meeti1,g eicher to incr~a-se, reduce or alter such capital from time to time in accordance \1-ith the regulations of the Company and che legislative provisions for the time being in force in this behalf.

(2) VI. The objectives for which the company is established are: (1) Providing all shore based services for offshore drilling operations in Myanmar. These services include, but are not limited to: leasing our local office; sending Ensco (Myanmar) Limited's offshore workers to provide services; entering into all local supply contracts; and any related services. (2) To borrow money for the benefit of the Company's business from any person, firm company, bank or financial organization in the manner that the Company shall think fit. PROVISO : Provided that the Company shall not exercise any of the above objects whether in the Union of Myanmar or elsewhere, save insofar as it may be entitled so as to do in accordance with the Laws, Orders and Notifications in force from time to time and only subject t<;> such permission and or approval as may be prescribed by the Laws, Orders and Notification of the Union of Myanmar for the time being in force.

(3) We, the several persons, whose names, nationalities, addresses and descriptions are subscribed below, are desirous of being formed into a Company in pursuance of this · r-.fomorandwn of Association, and we respectively agree to take the number of shares in the Csipital of the Company set opposite our respective names. Sr. No. 1 2 Name, Address and Occupation of Subscribers Nationality & N.R.CNo. ENSCO Overseas Limited Incorporated Maples Corporate Services in Cayman Limited • P.O.Box 309, Uglan< Islands House, ·South Church Street, Reg:No.238MS George Town, Grand Cayman, KYl-1104 Cayman Islands. (Represented by Mr.Zarksis Dinshaw Italia) India Jumeriah Islands, Cluster28 PPNo.Z24427(5 Villa 10, Dubai, United Arab Emirates. Vice President ENSCO Offshore International Company Trident Trust Company(Cayman Limited, One Capital Place, 4th floor, Grand Cayman·, KYl-1103, Cayman Islands. Incorporated in Cayman Islands Reg:No.74451 (Represented by Mr, Abbay India Muddanna Shetty) PPNo.Z20354l3 Street !,Villa 10, Meadows· 8, Dubai, United Arab Emirates. Vice President Number of shares taken 49,999 1 Signatures L ________________ ...... ____ ---L. ___ ...a,_ __ ____, Township. Dated the 22 dayofJuly, 2014 1 / ·•'"- ft ii hereby cert(fied thut the pet'sons mentioned above /~ir,,,, put their signatures in my presence. Daw May Thu Hlaing Advocate {Sr No-9155/13} Y=-.B,D.B.L,0.1.L

(4) THE MYANMAR COMPANIES ACT PRIVATE COMPANY LIMITED BY SH .. ti..RES ~rticles ~ssociation OF Ensco (Myanmar) LIMITED l. The regulations contained in Table 'A' in the Firsi Schedule 10 the Myanmar Companies Act shali appl} to th,;- Company save in so far as such regulations which are inconsistent with the fullowing A.ltic-les. ·n11:: compulsory regulru.ions stipulated in Section 17 (2> of the Myan..."!lar Companies A1.:t shall always be deemed to apply to the Company. PRIVATE COMPANY 2. lhe Company is 10 be a Private Company and accordingly following provisions shall have effect:• 3. (a) The mumher of the Company. exdusiw: r!fpitrsons who are in the rtmp/oym,mt of thr1 Compan}~ shall he limited to fi.(l)i rh) Any in11ita1io11 to the public to .rnhscrihejot any share or debenture or dehenture stock of the Company is hereby prohibited. CAP.ITALAND SHARES The authorised capilul of the Company is USD-100, 000 /-(United stat es Dollars One Hundred Thousand Ooly ) divided into (100,000) -haresr,f USD-1 '- (United States Dolla:ra. 0ne Only)each. ''. :th pt>'-.',•- ~r in C.,e11erol Me~tini::, ·. ,!h~r l•.1 increase. reduce or uh~., : ~uch •.:npital from time tu time" in ,i,:u,nfancc \\/tlh lhe regulation~ oi"th~ Comp;u?y and the iegislmi\· .:. provisions for thi.: tim1: being ti1 force iii '.i .is behalf. 4. 'it,bjccl. r,; ' h~ pmvisim,.s of th,: Mya.n, , · .r Cninpanics Act thl· :ihares ..=:1all b~ under lht! • .:nnln>! ot· Lh,: l '·i -:!ur~, !111 m:'!y allot 1 . )rotlK'r'.•. :, ... ,ii'::• - ~ ofthl.! same tu su::it i...:: - :,.- ns .. ,,._ •. ·'J 5~..:.:h I i:rms :.1• .: - . :on<li t· .. •' i'L::,: 1:i :11 : det~rn:i,.e.

(5)

5. The certificate of title to share shall be issued under the Seal of the Company, and signed by the General Manager or some other persons nominated by the Board of Directors. If the share certificate is defaced, lost or destroyed, it may be renewed on payment of such fee, if any, and on such terms, if any, as to evidence and indemnity as the Directors may think fit. The legal representative of a deceased member shall be recognized by the Directors.

6. The Directors may. From time to time make call upon the members in respect of any money unpaid on their shares, and each member shall be liable to pay the amount of every call so made upon him to the person, and at the times and places appointed by the Directors. A call may be made payable by instalments or may be revoked or postponed as the Directors may determine.

DIRECTORS

7. Unless otherwise determined by a General Meetingt he number of Directors shall not be less than (2) and not more than (10).

The First Directors shall be:-

(1) Mr.Zarksis Dinshaw Italia
(2) Mr.Abhay Muddanna Shetty
(3) Mr.Amitkumar Purshotam Patel
(4)
(5)

8. The Directors may from time to time appoint one of their body to the office of the Managing Director for such terms and at such remuneration as they think fit and he shall have all the powers delegated to him by the Board of Directors from time to time.

9. The qualification of a Director shall be the holding of at least (-) shares in the Company in his or her own name and it shall be his duty to comply with the provision of Section (85) of the Myanmar Companies Act.

10. The Board of Directors may in their absolute and uncontrolled discretion refuse to register any proposed transfer of shares without assiguing any reason.

PROCEEDINGS OF DIRECTORS

11. The Director may meet together for the dispatch of business, adjourn and otherwise regulate their meeting as they think fit and determine the quorum necessary for the transaction of business. Unless otherwise determine, two shall form a quorum. If any question arising at any meeting the Managing Director's decision shall be final. When any matter is put to a vote and if there shall be an equality of votes, the Chairman shall have a second or casting vote.

12. Any Director may at any time summon a meeting of Directors.

(6)

13. A resolution in writing signed by all the Directors shall be as effective for all purposes as a resolution passed out at meeting of the Directors, duly called, held and constituted.

POWERS AND DUTIES OF DIRECTORS

14. Without prejudice to the general power conferred by Regulation 71 of the Table "A" of the Myanmar Companies Act, it is hereby expressly declared that the Directors shall have the following powers, that is to say power:-

(1) To purchase or otherwise acquire for the Company any property, rights or privileges which the Company is authorized to acquire at such price, and generally on such otherwise deal with any property, rights or privileges to which the Company may be entitled, on such terms and conditions as they may think fit.

(2) To raise, borrow or secure the payment of such sum or sums in such manner and upon such terms and conditions in all respects as they think fit and in particular by the issue of debentures or debentures stocks of the Company charged upon all or any part of the property of the Company (both present and future) including its uncalled capital for the time being.

(3) At their discretion, to pay for any rights acquired or services rendered to the Company, either wholly or partially in cash or in shares, bonds , debentures or other securities of the Company and any such shares may be issued either as fully paid up or with such amount credited as paid up there on as may be agreed upon ; and any such bonds, debentures or other securities may be either specifically charged upon all or any part of the property of the Company and its uncalled capital or not so charged.

(4) To secure the fulfillment of any contract or engagement entered into by the Company mortgage or charge upon all or any of the property of the Company and its uncalled capital for the time being or by granting calls on agars or in such manner as they may think fit.

(5) To appoint at their discretion, remove or suspend such Managers, Secretaries, Officers, Clerks, Agents and Servants for permanent, temporary or special services as they may from time to time think fit and to determine their duties and powers and fix their salaries or emoluments and to require security in such instances in such amount as they think fit and to depute any officers of the Company to do all or any of these things on their behalf.

(6) Go appoint a Director as Managing Director , General Manager ,Secretary or Departmental Manager in conjunction with his Directorship of the Company.

(7) To accept from any member on such terms and conditions as shall be agreed on the surrender of his shares or any part thereof.

(7)

(8) To appoint any person or persons to accept and hold in trust for the Company any property belonging to the Company or in which it is interested or for any other purposes and to execute and do all such deeds and things as may be requisite in relation to any such trust.

(9) To institute conduct, defend of abandon any legal proceedings by or against the Company or its officers or otherwise concerning the affairs of the Company and also to compound and allow time for payment or satisfaction of any debts due to or of any claims and demands by or against the Company.

(10) To refer claims and demands by or against the Company to arbitration and to observe and perform the awards.

(11) To mark and give receipts, releases and other discharges for money payable to the Company and for the claims and demands of the Company.

(12) To act on, behalf of the Company in all matters relating to bankruptcy and insolvency.

(13) To determine who shall be entitled to sign bills of exchange, toques, promissory notes, receipts,endorsements,releases, contracts and documents for or on behalf of the Company.

(14) To invest,place on deposit and otherwise deal with any of the moneys of the Company not immediately required for the purpose thereof, upon securities or without securities and in such manners as the Directors may think fit, and from time to time vary or realize such investments.

(15) To execute in the name and on behalf of the Company in favor of any Director or other person who may incur or be about to incur any personal liability for the benefit of the Company, such mortgages of the Company's property (present and future)as they think fit and any such mortgage may contain a power of sale and such other powers, covenants and provisions as shall be agreed on.

(16) To give any officer or other person employed by the Company a commission on the profits of any particular business or transaction or a share in the general profit of the Company and such commission or share of profit shall be treated as part of the working expenses of the Company.

(17) From time to time, to make, vary and repeal bye- laws for the regulation of the business of the Company, the officers and servants or the members of the Company or any section thereof.

(18) To enter into all such negotiations and contracts and rescind and vary all such contracts and execute and do all such acts, deeds and things in the name and on behalf of the Company as they may consider expedient for or in relation to any of the matter aforesaid or otherwise for the purposes of the Company.

(19) To borrow money for the benefit of the Company's business from any person, firm or company or bank or financial organization of local and abroad in the manner that the Directors shall think fit.

. . (8) GENERAL MEETINGS 15. A general meeting shall be held within eighteen months :from tb:e date of its incorporation and thereafter at least once in every calendar year at such time (not being more than fifteen months after the holding· of the last preceding general meeting) and p~ as may be fixed by the Board of Directors. No business shall be transacted· at any general meeting . unless a quorum of members is presented at the time when the meeting proceeds to business, save as herein otherwise provided ~ember holding not less than 50 percent of the issued shares capi~ (not less than two members ) · personally present, shall fonn a quorum for all purposes. And if and when in the case of there are only two number of members in the Company, those two members shall form a quorum. DIVIDENDS 16. The Company in general meeting may declare a dividend to be paid to the members , but no dividena shall _exceed the amount recommended by the Directors .. No dividends shall be paid otherwise than out of the profits of the year or any other undistributed profits . OFFICE STAFF 17. The Comp~y shall .maintain an. office establishment and appoint a qualified person as General Manager and other qualified persons as office staffs . The remunerations and allowances such as salaries , travellitig allowances and other expenditures incidental to the business shall be determined by the Board of Directors, and approved by the general mee~g :The General Manager shall be responsible for the efficient operation of the office in every respect and shall be held accountable at all times to the Managing D_ irector. ACCOUNTS 18. The Directors shall cause to be kept proper books of account with respect to:- (1) allsums of money received and expended by tlie Company and tlie matters in respect of whicl, the receipts and expenditures take place: (2) all sales and purchases of goods by t/ie Company; (3) all assets and liabllities ofthe.'Company. 19. The books of account shall be kept at the registered office of the Company or at such ot'lier place as the Directors shall think fit .and shall be opened to inspection by the Directors during office hours. AUDIT 20. Auditors shall be appointed and their duties regulated in accordance with the provisions of the My~ar Companies Act or any statutory modifications thereof for the time being in force.

(9) " NOTICE 21. A notice may be given by the Company to any member either personally orsending itby post in a prepaid letter addressed to his registered address. THESEAL 22. The Directors shall provide for the safe custody of the Seal,. and the Seal shall never be used except by the authority of the Directors previously given, and ~ the presence of one Director at least, who shall sign every instrument to which the Seal is affixed. ~EMNITY 23. Subject to the provisions of Section 86 (C) of the Myanmar Companies Act and the existing laws, every Director, Auditor, Secretary or other officers of the Company shall be entitled to be indemnified by the Company against all costs, charges, losses, expenses and liabilities incurred by him in the execution and discharge of the duties or in relation thereto. WINDING-UP 24. Subject to the provisions contained in the Myanmar Companies Act and the statutory modification thereupon, the Company may be wound up voluntarily by the resolution of General Meeting. ❖

(10) We, the several persons, whose names, nationalities, addresses and descriptions are subscribed below, are desirous of being fonned into a Company in pursuance of this Articles of Association, and we respectively agree to take the number of shares in the Capital of the Company set opposite our respective names. Sr. No. 1 2 Name, Address and Occupation of Subscribers ENSCO Overseas Limited ~aples Corporate Services Limited,P.O.Box 309, Ugland House, South Church Street, George Town, Grand Cayman, ~Yl-1104 Cayman Islands, Represented by Mr.Zarksis Dinshaw Italia) Jumeriah Islands,Cluster 28 Villa 10, Dubai~ United Arab Emirates. Vice President ENSCO Offshore International Com~any Trident Trust Company(Cayman Limited,One Capital Place, 4th floor, Grand Cayman, KYl-1103,Cayman Islands. Nationality & N.R.CNo. Number of shares taken ncorporated 49,999 n Cayman Islands ~eg: No. 23869, India l>PNo.Z244270 1 Incorporate1 1 in Cayman Islands Reg:No.7445 (Represented by Mr. Abhay India Muddanna Shetty) DPNo.Z203544 Street !,Villa 10,Meadows 8, Dubai, United Arab Emirates • . Vic.e President Township. Dated the 22 day July of 2014 Signatures It Is hereby certified that the persons mentioned above put their signatures in my presence. 6aw May Thu Hiai~g - , Advocate (Sr No-9155/13) tt.B,O.B.L,0.1.L

မြန်မာနိုင်ငံ ကုမ္ပဏီများ အက်ဥပဒေ

အစုရှယ်ယာများဖြင့် ပေးရန်တာဝန် ကန့်သတ်ထားသော အများနှင့် မသက်ဆိုင်သည့် ကုမ္ပဏီ

အန်စကို (မြန်မာ) လီမိတက်

၏

သင်းဖွဲ့မှတ်တမ်း

နှင့်

သင်းဖွဲ့စည်းမျဉ်းများ

❖❖❖❖

THE MYANMAR COMPANIES ACT

PRIVATE COMPANY LIMITED BY SHARES

Memorandum Of Association

AND

Articles Of Association

OF

Ensco (Myanmar) LIMITED

-.n ~ c.... u ~ ~ = • - .. ...e ~ ...3 8'1 ~ ~ ~,, 6..3 ij .3 a • ..s § 88 .... e~ccc ..e CCC CCC c,_..,,.oa b9o 0 &, 9., gae 1 0,, ~~.~ ~ 8-, 8-, ~ "g s ~ 8 o. g I,; c:t1 ~ .• _,, .. ~ ~ -i~..Bos 118 ~ re,, '-¢ gl ij •0'1 § S,, = <I) ru -ii!" ~ w s,, g ..C• B ra, fl =,, & ..3 ri --,'-¢ s C J" c¢ w 2 ~,, ~ 0,, 0,, ra .. B .. ..!J ~ ~ (Qi") ij .. ra .. ...;.,, (¢) ...,e: Sc-4 us 0,, § -e,,, •o,,~a SfB,, ~ ..8 5 ij v ~6' -e,,, c,, k:I mo e a,~ .3o ...So 0 rn,, 8,, ',, •: -e,,, .-9>o On 3 o,, 8 rn,, ~ •· ~ e 8 ~ 8 o • o,, .. e ~a,,, B,. .. · ~:> e ..a. .:!!: s ru,, 8 1, [B,, r-. ♦: ... (1,, -So -;i'n •• ru,, -ew, g,, ~ e ..8 ~ .. Cc.) •:• .. r-. Cl 1 ij ~ 1? [B., -fl,) cJ:i;I 7' s,, ~ •!• . u · . •• rf, So ,-8 G) C ...¢ ~ ti,,) ~ So ~ ~,,~,, So t H ii t ••• u . 9,., C ~ rn.. a ~ ...... &I fB,.. 1 '-' ❖ v d) = ~ ♦: ♦ 8 ~ .. g 9,, an ri G an •:• ,,.,.L)o::::.,e,,w 8,, ...,,, a:;,, k) e s n-,~ - 3 l, •• ij 8,, au,, •• __,J ...Soi -- a· c!l. °" 1 ru S,, O• ~ 0 u -8 v §,, C 1 ..0, f) -c,,, o,, 0 k3 '°" (a) ~ o S,u ij i3 ~So &10 oS ¢ ...So e -[B,,O I 0 o,, !1" J 8, 0 0 0 dh s 8,, 4V - ri 0 e,, -80 ..& ~ , . ,,,,, 1' w 0 ~ [B,, 01') c~, J -1 H ~0 ¢0 8 ~') Gl C ; [B,, -i 8 t:B,, + 8 ::::..) = (B,, ·°"v 8" .. en s ru,, 8,, ,.B if~ ..8 .. OCI) 011 •• CC &, ...a.o ru 9 o,, C o ~t.l ~ •

(J) (0) mS:c.§+9 mS:C)?.Gl'lfOi?:<a&" Co'f"?°Ci:r;r:oao ~~Go:n<>+QOO,Ojr;p:cau:§S:1 wS:~o# {ml0Jo5gc:m:G~) ~""+1Glf'P;>~S:l9Sa1 mS:C)?+Q'\4~"?°c+~= ~Ensco (Myanmar) Limitedeli ~6~'if'):Q~ O'Qoo,~sl9S:1 ~~=~ ~.:r;p:~~ QO:Go.7.X)'Q~s'ir;p:m oo6ffi6'16~19• C\?Sc~ ca~o5cao:§S: <¥Jc>600~1

Go-a?oS°i?8 !Jd-.le?• ~Sc:00:1 G<\'6'[6,¢ ~G§,8:m&p~ru8g,o1GW? ~=°66 rooS'lo5;~~=~ °tl~s~ O?uSic~uSc;o.,~ gj:).)8:~.ljo5ooS:-n'l °l~cl.,O)Sy~.«>~:'lt ~C:00:Q)c§ooG<:'~ oai~6da=l !n-~!n~=~=,~ Oj>e~~§CO?:Gon rn~,.uS~c,r:,:"? 0?8~di C,)C1.)~'1¢:;:Gg°6S oo~o6'l°t§'l+ ~G~02§010:>E§11 1 ENSCO Overseas Llmited Maples Corporate Services Limited. P.O.Box 309,Ugland House,South Church Street, George Town, Grand Cayman, [Yl-1104 Cayman Islands ' (Represented by Mr,Zarksis Dinshaw Italia) Jumeriah Islands,Cluster28 Villa 10, Dubai,United Arab Emirates, Vice President, iec:))'):.'icS L •• m~l:Q)-,: Qo500,¢0'iH,~o5 J L J ouS0;2Gon m~ 51oSun ~:@C\)oSljoS ~:G'l Incorporated 49;999 in Cayman Island§! Reg:No.238695 India, PPNo.Z2442705 2 ENSCO Offshore International Incorporated 1 Company in Cayman Trident Trust Company (Cayma1) Islands Limited, One Capital Place, Reg:No.74451 4th floor, Grand Cayman, KYl-1103, Cayman Islands. (Represented by Mr.Abhay Muddanna Shetty) Street. 1, Villa 10, Meadows8, Dubai,United Arab Emirates. Vice President India· PPNo.Z2035443 -""-----------------..1------...J..-_;_ __ -L ____ ...J ~cooSc,1rur5~oS~s~.r;~~ ~~6c:)~~-~!")~oi roci>"l<l:,~ "t~:[§o1Q)~h 001 .IJ

~ el e o; (£) Cvl ' --, -fl>ri ()t) 9,, ~ 5 •• - ,t; ,.e,,o .• 9o ~ (gJ (Y1 3o dl •• O• ,. fl a.. !ID . -9 t> C'l CC S E u-9 9'i Or, Oi C,, ~ ~ana,x 9.- . S :,c s ..-bl() ti) e; ~ or, -+ s V'l e O ~ ru r~ g,, a,, ~ = ,-e. o9 t.) 9 0..-, £> _:,~ol'.cJ u f) CJ) (c) C, ~ •0•") ~ .Ji 8 re... ~ ,·o "'J;; ~ J) ~ P.n n-·· ::: C c;, ,.~ , c:. ~ •' oJ r.tl)O ., ~ s,, Br, ¥ 8 ..-f)O ·-l,, v 3,, . - ~~ .-C o OU.' ""';) c;, Q) •• ".J I) t; r.~ 4! I~~ ~ e s (a,'7 •O'• :e (;r, o') ~ •• 8 rn -& ~" ~ "'q: Q) ~ ,.s ~ ~ 9,,, ,·C e 8 ?~(~ ~Q.I,' 2,, ~~ ti) ~ ,:eio r~ :I': a,, z, ~ § I -, --o = a .. ,t, 9 C:.Wn. n •O'l A.-:7) ,-o Cc)~ ~ &, ()~ B~ SJ ~ O'l 0) 8 0) ,.a,oo ;:i [B,,W !;l 0~ s s= -1 8-'\ .-.... d) ,. ~ •C .,,., o8 Cl!, c;;. 0 !1 0) &,- -1 V") 0 o8 ,,...., IC § (cl 9'> .. e ~s !,.!!JO cg rD b [&, d) "i'fl ?.'> Eh 6) e .. e,o oo ..J!) ~ ,i &I J) C .:i•> 0$,> 9 !?'> ~~ ... ~ &i'"S .. &~ ,, ·<"" ..:S w . ..e s cC -1 ~ re.. 3ci a,, e _g,., a e-. o-, ei I) .... 2. re.-. So ri .,. ... w e3 cfYI ...& -1 S,, "8 s 8 C) •• ....., I) u .. a, u 0 -0,; s n}, e rl) 0 s 8,.~) 0 II) ::.e,.> e,. 0 ~ 8 § 0 u,.,, ...g II) 0 ~ 0 ~ 6i:"l O'l Or> ;~ s ;:.__ c-r,{~ u ~j,") Q) 0 - Q,' 8 Gr) 0 So ~ e,,, 0 o -.) 0) 0 i)0 ..!I ... _..,. •·ll>O cf> 0 (2f} oW § &> .,.,., ..__, ~ I& s re,, 1, ~ f) oO .... .Or) 5 .-e ~ § ... --.. Q; 0 ...__,, ..z,a ~ .. a s cc & Bo cfu 9n r~ s U rel i=O ~ ·t t 8 -.80 C'l C •• ...s .. a s Ctl ,, cm (.')If) Or, 8 a; 0'1 ~~ ..-8 u C'> ,;C,C, {;,] § s,, •• (JI) Gel 8 e,, 0,, § ~ ·• e . 8 fl rn, . .§ ... ...-.. t>-> ......... s e,, rQ) ..-Q) s 08 a,, 0 00 8 t:B,, s 80 ~ 9 ;;611') 8 t e ~ ,--, s ......., ~ " ru cc &, a t) ..CV, s c,, ~ 0) § 0 -e,,, 8 9''1 1 ....c s £ !!S, ... s cc Bo 9,-, s ,-6 ~,, s ol · s .>8 3,, ... So Q., e e,. L .. ... g~ ...fl> .. s rg,, 'l e n:k 8 1 ~&• •Ol C 8 a ... r~ 8 IB, ... s cc 3e1 CGl &> ~ G) § ~) ~ 8 s,, '-C s,, & 8,, 1 e re-. s ~ ~ -8 8,, s -~ ... .o,, C 8 s,, ... Bo 0,, O') § ... s CIC 3o e s d) o 'Q .:) -flt "" _,,, v'l ~ ,.~ro ~ t' ~ a t c, ~j!O ...1!) rC Q _ . .J"I ce (Jrl()Q., B ~ C C !?'> = 0 8 OS., ~) C •e ,--, :-u 6 8 ly.·1 o9 ~ & o,,, ... c. r~?'l e- .. o,, d) •(}') ~ E( .-2o ~ - 8,, £_, £, 0) ~ e o e rn-, ..g ~&rue, ... ♦ • • ♦• ♦ "' C ~ fl .. eo ~ 08 , •• ,c S,, e an •°!• ~ re,, e ... C ~ (:B,, r~ ..3 e ...,I!) cc {1}, e So& fPn ~1 'if & "5 (1J,~ Se .. £ c ,, S ~ .. ~ g !:L o Ccl ru,, e ...,, --f 8 e3,,IB-, rt,IO ...3 - 8? cc Ci&1 9 Q -twl'" :Jc, Q; oc ... 11,o \) Q •01'1 ,-Q,O ~ o,,~ S O• Yo e .. a s rt.)l'J cc 8,, &, ~ro ..o,, ~ ~ - 0 •♦ .. ♦ ♦: ♦ •!• ♦• ♦ • 8 g,, -~' e (B,, & n..11'1 "'5 .. ~ 't ~ ~ e ..so ,,...., zi !I,, Q:; I.) ~ 8o co 8 ~ s ,.e ~ § ..& o,) &l .o,-, fl s ,.!!J -f/11') § 0 --oVJ s -;bt:-i 8 8,, § ii § s 1 .. 1.$ • o,, C 8 s,, ,& (')I') e CB,, ... s oC 8., Gel - 6>r) s r-010 0,, O• ...3 ce a, ..& v .. s 8,, ru C O) 0

~ ~ ~ - § it 2,- s e IB-, § ~ .. So C rn., 8 t:B,, ~ s: § 8 C ... Bo s .d1o -fl1') C II) ~~ 0 ~ rRIIO 0,, e re,. .. 0 g "'s 2nsrgos ~ G>SO.,e'"l £l ,.8, fl}, 1 rg,, ssse,,s es, 8 l ., .& 8 0 .. 9 ~ 0,,9 4>8 ~ 8 ~ O"I~ ru_ C [B,, u· •• .-S> ~ So n .:So n,> o,, e s _g,.-Soc:m •• ru 8 C f) o,,,;9o lU> fB,, ij :: 8 ... c~ ... ~ ... s ·g, t .r ~ ,,,~%, c, C !'1)_ .-e,o '-C 8 ra,'W O"I....,, .._&, .. ~ 8 r8 rn,; C O ru lvO C C ,. lv'> •• 8 .-o ru i· • 4> lU>o O 0,, 9,,o 8 •·Ccl o C n,,CID O"I S t:B,,[B<> {)_ g,> 8 rll'O 8 o;C,O IB, ~ 3o(JJ.,.. U: s C ..3oee~e e"' ~ 1 § .]-,, .. ~ ..... So~ 0 fl 0 ,.a,o C V \)"I O .-0 o,,eJoC ~-• g, er .. n..n s...,, ra,c,f 0 8 o =ot.)"~~d") § ~. d'I r.!flO r.l"") •· ~ ::s,, v· (')I") ~ 8,, § .. ~~ v') ~ ..£, ,1'> 1 ,, 8 ... -f/l'l.J!, &> D -fll'> C ... .,.. v G) 0,,-a,t) -~- ➔• o8 c, ~ s r~ ·., s cg,, 9,, ..ti- '"2' O) .. f) •• ~ 1 ~-B ~ rl o9 ~ 8,, ~Of! g,,§~§~ ~ ,4)0 8,, § 1 !).,, fl ~ Ot) llD ~ ...!2 8,, -=8 .. 0 g ~ :, "' "' = ...n $ ,..2o .-Co ~ ~ 8 ~ .--,-.., _... ,-.. .-.. C S 8 g,, .-e n o,, ~ r.DO .o,, o:!!)O u ...o --t> L o 8 ., · o,, ,.9o l::!> _,gi ,.P3o ~ 9,, G> 9,, ._. ._. ...._... __. ____, C ,!!) •• Cc)8,,-.> o,,q § P.§ :,C :3: :J: ~5r?.• (;B,, P. ~ CvJ ~ ~ '1 11 11 d)O o$ _O e.:S 0 ,,RS4>..£ • • • S,, 2!2 ~~ § dfl &,ex;, § 1°? > > N Q 8,, 8,, .. e,,C1.>4>"9 8 B C" ID ~ 8 ~ .o O ~ dh m ,... :.r 11 & ru S c,,oc;,....,, &> a, ten rT so ,._.. w lCi"I e ..& 4> ~ -'> 4> C 8 ,._.. '"= rn 8 ,-.. fB,, ~~rt !?"C51 s ~-&, ~ :3: ~ ('B,, N U uu, ·• f3 S,, O'l o •• ID i: i> g-,..JD = r'U ..!!) 4) 0,,.,9o l"f P,. t:, I ....._. 8 8 _...,, lv"l ...fJi"I ~ .J2 •s p,. I-'• '1?4) •• n-, 8 @..& 9,,-e, d' ~ ~ 8 9 4>0t> ....,,5;'"83, "ii:i::r n9 P.~ s c,, u'-C en Ill ID g->e,, ;:J C>< 810 f) ::T ,:C -fjl rO- B 3, '"0n § 8 ° C/) fB 9 ~ o,, .-So 0 • 0 45 (8 e,, Z ;" ~ ~,, 0"1 r:J!)O Ci>J C $ ~ •• 9,,rgf) So S rt" Ill ,....._...,S $,, o,,IB, ,. ~ 8 -c O ~ rt ..... ..... 0$ 8 ccte...~,.f)r-001..GJ '"ti'< I-'• 0 e § 8,, ru §e S .-?.• 3,, C ~ ~ Ill ....._.. 9,, .& 8 t-0'> ~ ~ 0 0 Lu J (I) C'tW .. c -a l<C a ~ g,,.-vo,& -:;-, £, I-' .. 8,, u ~cw s 8 ..!) Y. .... 8 8 Cc) ,()I) $-i IB, 9g,, ~ % ~ CS,, C$ ~ .. - ~ 9,,0,, ro..3 t> ~ & •• ..-c• ah ~ cc S -;91"1 ~ ~ :ec 8 & u Sc,.-8, § .j,, ~ ~ 0,, 8,, ~ ~!f"J .. § ~ ,. ~~ - c ·S .-e,o~ '"o, C{U ~ J;;. 8~ s J .. ~ § fB,, e,, an ,.&, 8, £, .. CffiJ e,, ~ ~Q .. ~ 0,, =:i Cc7 s s 8,, 8'1i° C{J .... S ~ ~ fB.., V"I ~re,, !b~ •§ v·· §S s a,,¾ 4) !b ff,, '?G' '"8 I P. s e .. ;:er ~ .. eo ru,, .3o .. So °S a,., ~ u = ~ S ~ s ~ D,.. s O cm~ s -=go e,, ~ !h .. ~ 8 &> P. g,, •• ..e O')~ 0,, ~ v"I '"§" O') - 3 ~ § J § 0 § 1 &>rt~ l § '?. 3, '?. ~ ii ..sc:1 8 3, ... 8,, 8 8 s S cg' 8 e., 9 ~ .. ~. G"l j,, e ,..!) e " re, s 0,, == ~-P. f 8,,e,,ots --~~--.-Sa ..c.Jl vr, ..e..8 e~ .. 8,, ~ ~ e,,~ -~..&,t:vi 0 ...-810 f) 8,,,.eJo 0,, ,.3o } § C ,.S .-.JO Oil Si 8 r~"8 . A~ .-S CC ij 8o8~o 9 .. ~ -., 8,,~n 0,, C, d)O •• ~ ~ oi s ~-'> a,.,~ s ,,& 8 ~ ~ ,d!o· S g,, § f) 8 S... & a8 g-, r .-e ..So & i ~ ~ O'l _g, - .o,, l 9,, ~ ,., Cii1 ,:!)(> G> • •c,O,,~-ei ... Bo O') ,. nr. Se 3 .. 8 g, dh .. ~ ..g C -e, -'''" S 8,, c, &> c,, .. s ~ s ~ eo ~ ra, ~ .. a ~ 8,, o9 8 P. S .-..a .-8 8,, S o,, (1:}, ~ .. IC o,, '"8 o 2 ,. 8,, Cf) ~~OeQ)~•• C C ...n X O<>ro O ra<>...t) ~ ~ •• !?" $ Cc)lf(I O') S C '"-fF 8,, ~,a~OoS 8 a8 § 0 ~ t;-, cm g n' 9,,~ 8,, S ~ ~ § ~..e,Sc~o8rrn ~9 ...ew, ~ n l u, -e,,i 11 · • e,, oG, J:>.o § ..... P- ~1 e ~ P. ·s C fo8 8 O 9,, 8 ~ 8 ti~t rg,, § e IB, l 8,, gSB 50,So..es,, ~...!>(Noi ..es ~s.-ie ...8o rn,, .,,, § ~ ~ ~ 8 ~ . n-,=.-Sc,n ·§ ~ .. 8IB,s cm B sr- 00 ~ S,, ~--g· an n" ,o,, S "'8 R S c _...,, Vo ,;So ~aS .. So Oil 8 >e l2 ~ .. So loC ~ rye, ~ ,.f3o 9,, 8,, ~

§:: :§ ~ ~ re., s 6n 1·1 § 5 ~ § t ~ u o8 .-8 ~ S C ,. S.,-ei ~ o o,,CC V- !::.) ~ 0 t:8,, ~ ~ ..so~~ .-c -:Bo" l"v S -r. ~ 8,, u'>fB,, $20 C 4j rno .. e ~ s ,.9 , .. 8,,,.S :: 8 ~)'> J3or..~ 0) , 1 ,.So S, 5 .., a. cs.,~ QC> !r>SoS re,~ ..s § g.,t8 ~;:8 n,, •• -& 9,, s ~ CB,, ~ ..., So 0 8:.C, en e,, tjr,8 gr,~ee-R ~ n-, ~ ~ .. eiof:B,,__:- n J) ;;i d! ,.So o~.- ~ -~ S ~ I ~1 8,,~ -f/1'>•• "J) "a - C ....y. ~v •• "as.:~ s~e ss ~i 11c: tt~~ t~ l§ ~§ §Jole~:f V•.& U --8 0 °' "" s 8 s .JD w ;flol'>§ ~ ~'ct) 8 o3 ~ -ew, R ~ b8, s .o,,11 w1 o • v •• "°" m . f> o,,-4? •• ...Jl) o8 i} . P. • .. .& ~- ~ r.:" c,,--?.· ~ s _; ~ ..So s., 4 .. So e qfl g]· CID ~ CG.l..8c,••Cil1'"8o e,, C et, 4) ()r) 8,, o -e,,, 0 0 00::~ ~ o e § o ~ s :g io,,CID~ .. a ~ n-, eo~ & .o,. 8,, S 0 u'> ~ cm:.,c 0 ~ 8,,j) .. So 0,,""9. s., s,., s~e.:8~ ..SO § :ro8,,•• o CG1 - C) r,;00--c s -e,,, g? s 8 S 8,,o.<3 8 e o ,.SoCcl-a 8,, ~ oe o8 an o,, w,, c8 ._.,,., o 2"Sa2•• t,8 o8 e & ru,.,..&, S, C ~,. ~11}, G> S cm ..., ~80~ ~C&7 !ri _: ~ee 8 ~ S ! ~ §~g,:: ~ -::;;-- .__, ~ C' .....;;., ~ fl S ,;,f:',o. ~ a ~ & ..8 8 l.'.j QQ~ 8 B, ~~ flO 08 · 8 s s ,.Bo.-9 ~ o .-e c ui:J n rt> ~ o e,,,.e, e,, 8 o cHJ .o,, ..o oo c ec ....,... ~lo() ,.g &,Se.-o •~CG1 ~ eo~ eo.- o o,,i Q o ~ -o,,,.g !l S,, .. 8,, 9,, .. s .o,, o 8,, 8,,-=8 S, ~ --S ~ ~ P. ..12 S 8,, 9v0 A o P S ~ f> 8 ~ c 8 .:,e Ot>cc§~ cmo ~ § ~ 8 ..Bo-:t;,, d, ..8 Si f) '5 11 ., 9 ~1 .. ~ g,>~R O ~ .& er,-=S e,, '"S ~ 8,, ::£,, o 1 " 1:8,, ..8o ~ oe c§ ., pc; Y. SI£! u eo f> ~ -.8o G> '-81 8 ,.8o 8 ~ C ue e ~ u qr~ 3 9,, iJ 9,, V ,-c, C O .o,, C .. Soll<> 06 8 ~(B,, t,8 _,. ..JJ o-9 8 ~ ~ .. s ~ s 6) ..8 .. s 8 re,, (')r) -$t) - 9,, s ru,, § 8 ~ S,, e,,~ ~ S,,_;; ,.&, ~ ~ S, o ~ 4i ~ 8 8 CID~ •a• g .o,, f> Ui1 ' '> 8 ·v £>o8 ~ oo ., • ~ v ra,, ~ Sl,, S ., o2 8 r § &) rLn o8 n,, ~ Bi[ITT Y ~ ~ 3 e - a ~ ~4 1--ao~ s ~ :p-87 er~~ s s .. a.l ij .. ~ j° ..rlt a Q o, G> ......, ~ :!9~J § 0 §., ~ 0V .. ~ ~ 8,, ll •Ot> C [B,, ~ £, ~ e :, .. & s s !!n~s .. eo"S ..,,~ ~.-So..!> ra,,...s n,, o,, ., f C) cm~ s Ccl S o c !: s 9,, S c 8 B ..€ g· rt, § e . n,, ,f' .-e ru un d) ~ .-g G) 08 c§ cm..&~o~ el V $ u ~ Ko')\). C ,.& v() V 8,, .. ~ 0'> c f> ~ l~~ '"s° C ~ 8,, ~ ii j ~ s· ,.r ~ [g,,-~~IB, § ~21°~ .,~ 8 §~§..!>..P,o -~cm;Jo8 8 .,§~!: S f> ('B,,00 ~ £, Gl c,,, S •• '°!!'> C ~ £ri ~ Ai,. c,, $ §,, i> "8 § ~ ~ -=81 .:l ~ § o_ .-8 8 ~1.,. 4! J ,_e §n,, ~J ;J a § .. ti-, fl Ci:D P, C ,;vg $,, f> ..!!J C u v• 0 0,,..,e, C, s _g,, P,. .0,, ~ Q)• C " G) • "a dh s .c,,, [8,, 0,, £, e ~ ~ O_ s ...8 0 8 B A n -c,,,,-8 .. s C) e ~ . :.: U P e,, r;OO ,... c:, 0 ..e,,, O_ •• ~ .-oo ,... I v'lCC ~ ("B,, •• i;i v 8 d) C ., .>~ 0-,f) .-v<>f>l:!!>On •• •• !l-n •• § ~ g,, w ~ ~--8 §,,;;g 0, § s § ~,,g § ~t) ;Jf)1 g., !?"I £.>no 8 ..8o .. ~ 8 t& S o,, o c.:i .. o or, ::.~ S - .. - 0,,6,h~ s o.N ,.S ~ e )oC £, .J ~ ~ _, '"&: 1 ii!~ '"& ~i~ ca.,, $ :~t1 &ij/~:&, quf ~i, ~ ...R> f> Sc,~ C Yo ~ g o, o S (i., Ol ,.Bo .. 0V S S ...., P. Dr, .. .-8 S o,,.... O'> o9 ..8 00 S C -.So .o,, 8 ,..g_, o_ .:5,, c8 9,, C + !! Ci:D ~ ~ n o & .,8 ,.S .:Sc, 8 ~ ._.,' ,;008 c •• Si!::.) .o,,.-. •• V"l u'>W •• 9,, 8,,P. c->S ..9 ('1},ru,,~ ~ ~ f> 8 ., ~ - !.:t 8 S ~ s ~&.() ~ .:8 .: f) .. ;e 0,, fl 4) ;j ..!> 2., ...... , ,-c, •• 9,, q J.) 6) :, P. !4 ~ 9ooo .. -e,,., Cl .o,,,.8c, O,•~ C ..8c, 1 8 ~ -c,, § e '5 ~ a•,; Gl ,.8. = il 2., ~ -'fB,, C • ir sric§ m .. a B, § .. s ra,,~~ .. &,~~ =.; e ..& a ~,;~ ~ § ~~ ~- t ii rJ. + .. ~~ii Jr~ e,,j, 8 ..s ..8- m x So s .a, § ..& ~..s t ao ~ ~ra,,f'e s., &:B,, S, •• ~ ~ D,,.~,.8o w £, "g S, ~ ~ '5 ~ :: ::£,t.o-> 0 --0 ... S S Cc7 8o 0) ...,,., ~ o8 ~ 8 G) ~ n-,o8· O• ,.8 § ~~ ~ Q So f) ~ "'8 s.,.,g •• G) .. s [S)..3o 9,, ~ ro . 8 C g ~ ru Bo~ JJO l Cl'> ,-Q)O 8,, § t-s § ~ 8,t '"8 ::s ~ s .. .. Bo s:9)0 t) 9,, 8· a,,o8, ..8 r1'n § g o,, ... ~ 1 ]. ~ 0 e,. oQ) 0 ,--. .o,, ru S ..., lC,,,.__.,. .o-, £, ~ 0 e v §~ _2,, 3,,& '"8 ., ry,, .. 5,, s Ccl'"co £, Cit) § "6 g~ '°8 8 .. s l,!)O Ctl ~ § ffi, d) ..s § -g 8 f) ~ 8,, ~'=9-" ., e 3t> --s,. ~ "..a v .:>-> Sl" R 0) C V e t> •• ~ § ~ ra,, 8 "" s e 2 rB S,, .;r,~c s 8,, f) fl 9. --1? a ..Bo ~ i ~§ ·8 G) ~-fl § ,--. ...§· § ~ (li") •• ~8 cY (:B, t~ ._8oCG1 C 8,, C,,,..Jl ort s e,, ~~ .,.a. 8 •• ra,, s ... tt c,, s .. ~j

&: n o !i!..> oO " s:.f)O f) ...!> S, ®s §· ioS ~ ·s s., •. e C 9 rn,(B,, - 8 8 8°ru .o,, '-C Ki"I fl C Cc] P, .. Boru ~ n ,c;;,,, n 00 o8 >:@ C) !?"> ~ cS2 Ccl o-, - C 1 ~ 8,, ~ .. c 8 it ~ o§ ,.e •• 8 I) -fl £, s s QQ,..s s cc e Se (1} f}, ...3 ec, cc •• a.,~ f) ... Bo~ C ..8 ,.8 c,, 8,,~ 8 •• 9,,~ ~s ..8 ~o 8,,~ - 0 & 'o' ~- -- 0 (ii') ...__, 8 S ~ 6, n e 6, !!S, S ..Boa, fB,, .. So B ..S g 11}, ..S ,.s an " ,.s o £,~ cc C)I> e cc cc s., .. ~ c,: § n m 8., ,., f.'> Se SoJ S, ~ o,, ~ ' 9n -D i 9,, 9n-e,,, ~ 8 •• OrJ ~ ut>.-8 .. " V ..e ~ ... a = .& °' ..e .. c m~ff o, o,, ~ c-, W O g>oo,~ ,.9o.J2 ~ ~ ;; -1!'> -e,,, 8 ~ • 0,, 8,, 0) •• rn,,,:§ ..s 0) ~ ~ .,g~S .... ..,,S=S~ ~ {2-)oS 8 s 8 qu..z, o,,~._., 9,, ~ ..IJ ~ & S C ,..,4E •O,, rg -0 ..l!O ~ o8 rn,, J) ~ 9 6, g .J S,~ g., 8 ~':o,, 8 ..s ,~ 8 ;..e ..D ~ 8o~cc v O. ~ o,,r>"' oe ~ &, .. So ..e,,,8 8'>:i,, P. -S ..fJ s f}, 0-,.... ;:s ~ g-,~ Cl s ~ 8 -0,, ~ ,;Bo ~ c,,. ~ ~"8 :, S ~1,c ..8o~ ~ § ...;.; Cl r&, ~ o,, •• •O'I 8 C t 0) r=-, !!.) 0C) 8 c£, 2 S ~n·--c..c [!}, ~ $~ 8 } t:t f) 1 ~ v o,, . 8,,~ C 9o i..Bo!Si e 1 9,,-,g>~,,'"c = i;c:1..3 j, s ..D g ~ r& --l> ;,.e CC O o8 -:,> w1 S !?"> 0,, 8c, O'> s,, s !?"> So ,;So~,, !),, ~ ~ Cl ..... Q So ~ ..8 o,,,.8o ,i) • •Ot'I~ ,. Cc) o . C ~ e vt> 8,, o,i o,, ~ ,.8 018o~ 6 ~ ~9,,n ..a Sl)r=-, 0,, ~ f) s ~ eo> u., an o ,. o,, ~::t,&l o,, • G>CC..,.. .... ~ ~ u ., P. 8.'s,, § ~ .. P.c, ~ § ~ 9,, •t>, So B s· oe e e 8 ee m o, 8,, f?.,, 8 5 ~ ~:i-, 8 an & rn,, n ..8 1 s rn,, ~ 1 .soi gr, ...8o~..S "fi = .-Soo8 ~ - 0 e f) " f,S., ~ ~ ~(i~~ o,, ::I .. .,. cct .e ~ cm ru.,ao o,,.~ L!,!l .o,, .. 8. - s .. So 8,, ~e~S G) •(°)t'I •()I>~ P. I) f) s ;:s %,~,)8 8 8 o9 3,, f) ru,, 0,, f) § ..8:t°~ ..,$;.BE!h[ID fBo 8 •• § £,~-~ e ~ :l't IB,, 6 Yo 8 x.,.-So ...s - ~ a,,i:S 0 0Q,) 1 t>• g •O,, ~ 0) ~ ., § -e,,, s § 0 s C Cl re .. e¾o~~ IC.O £, M 8,, 1,, t~ § & ~ e ..Bo ~ (ij) - C -=~ n">!Si .. 8 ~ .. Bor3 8,, g ;&~-ct ~f) ~w fftt 8,,~dn.& 1 8 fr~ C A3,, e 8 =. - .0 -n .._,. ..................... t> 0 ,0 <- ....__, ..... ~ ,-, . <j ..2-, - 0 0 ,_ §:: ~ an A 8 ~ ~cm o ,,8 _fl !' n oo .. ., s ..v no no ~ !:C. c no o,, .5 il e!)0 8 0r,OO oc, ~1 CG1='°' Otl fl t>-!::::,;as.,;, o,:!ill>[B,,!..,> 8 _.; --2· S,, ru ,c b8, e S ~..S rg-i C, 8 ..S .-Sc ,.&, 8,, o _q 0-,'-!M(c) ~ lv"Y. s ,0 Ji 00 •• 0C "e,, -, ,;) CC C c£. v CC ~~Ji ~ r8o - 8 ~ W 9o ..:_., 3o c; fl cg 9., Se ~~V. re, So ~- ..e,,,~ eo 8 C'> V• ,,_, 3 c.:, 8 9,, § Ci'I ft.> 9,, .. c; c S o,, eo c ~ 0 +> •• .,,!2_ ~· ..!!J " o -" o,, oe .B C• !L S ~ 8 4_i WI ;_a ....D o8 g !?">.., S S ~ .. &,ru .-co cc,, ., r{,o c. :! o,, o, ➔--> o n t>• -S f> - t> ,~ o,, ~~ 8 8 8,,~ :! ..s ~ O"l j ~ 4) ,;~~41 ~..3o .. &, = 8 ~ •g,, ..c e & ~ 9,, S-! i..,, ..S § ,. ~ S A c g,> :?. P. 8 S, I) 8,, ~J ., ~ .. e,.IIC>O ~ •• -B ~ ...& P. =t, ~ ~ :t,% a ~ s ~ ~ § j G) O"l ~ ..g ~ 8 ~ ;;_ n 8 = _& 8,, :; ~ ~ s G) b§]ov Q:, •• ';~CC ll ~rv e70 ~ '-C o .. g,, Cc] S u:e •Otl --,..., !l ._oo · S cc ,.Sc,,, ._.. S, ~ ;; ,.eJo ('),,,;&, .. ,& b8 ~ •g,, S ;JD C Ci51 8c, .o,, ~ c,,, ,..P, cl! 1Jn C qu W S,~ c,, ~ 9,,.-8 D>.-CO c s Y. CID "cr,, 8,, -:, ,.8 1.. ..e, ..!!J o,, ..a = S, c.:, Ot>,-c, - ~ C - ~ S., .c,,, -!!"> f> CU'> ..8o .-CO ,iJG>'3 ~O ~ fl • C P.•• ~•to,i ..&ooo £> 8,,-e,,, So cm '> --2 ..IJ ~ s.,..Bo ;;S r.o-, "9,, Bo 1ri S S s· ~ .. r § .-t)o ~ ~ 8 ·s 8 [5., • ,. 0t> ;:s ..3o 9 8c, v •O'I ~ 8 l:t,0 0> 8,, Ccl1i · ..a S 8 ~ ~ 8 ~ Jt, ~ e ..; S _: S ~ ~r.:a,, Ot>ru cc .. ~ 8,,~ ._.. s '5 G) ~ o ."°" qp a,, f)O .s = 6, c · ae an v- ~ ~-4, ..so~ · s., ii c§ &> ., ~ ..S ~ 9 n,, t § 4 C . Cl) ..3 1 8 . § -:- tog ~ 9ol ~ j 8o,;Bo oe ra,, ,:§ cc - S,, -e, c,,, S,, § ..D '"' oe, •~,, •Cl'> ~ ~ 0 •• 9,, H., 8 ~ ffi,,..S ~ Ot> ◄I'> 9 &, fl C § rtJ ~ ~ec C ~ c,, ..3 dh~ s,, ;;. s ,. 0) § S,8 ..i 8,, 0, s., ..3o P3 cc o()t) ;JO a an .J!o~ ~ ...., ....,. fE,; n e, .o,, a oe ..8o · o !?"> .....,.,§ ~ o,,..8o S,, S § CID P. 8 -:JG .flit> f) rg:.e8 ~~ C ~ S qp ~ g, il ~ 8,,- ~ 68 Sc •• •• 8 ~ 8,,rS ,.Bo 0 9 •• § ~ -e, C .. c ...8c, 8,,~ t..8o ~ ~C ·8-, S S,, ~ f> C £1}, £1r ~ ~ qu1, -6o (ID ~ ~ 1 i!3,, W C (ID 00 £, 2 l"V .-e ~ .& il ~ .....,., &t>OJ..So..s P. re,,-&, ...8c, 8 ~ 8 ..8o G> Y. ~ ~ r o,,(R CC .S 8 .. rm~1 2 ~ ~ .&08 cnJ ~~] ~ S ~1 -e,,, erian s., ... o,, ~ " SI!!> CcJ... ~ iJ ~ ~nn e ., .o,, ..c "8 1, ;..a ([) s.,,.Q)< an .o,,oe, g 'er, a,, "tl' fB,,j 8 ~ ~ ...!!> C'>~ ::e,, 8 !?"> .. ~ ~ S •Ot> 'e S?t> S, ..fl G) ...., :i,, •• = 8 ..eo!?;l., s J:k 9 ,;&,an ~ ._,.. 8 ..8o~ ... • S g> c ..S CD ..Sc fl>..Sc ~ ~~ ~ •• ~ o8 0- ..8 cc --2 & P. ~~ ~ il . ~ g,, 8,, ,;&, S, 8c,11~ 8') ~ 8,, .s

~ ~ s !b~ § &, •• C a~ "'a,,,.3, °S Q) ....,., CE> s fr J~ j,~ 8,,~ e "' . IB, s e~ rn,, ·e. .. f & n.n ; 9,, t~ Cl'l-flll'J c 8 "g ru,, ... ~ -0,,..e,,, ..&,t ~ O• ~ .. s ~~ o8 ~ ~s ..!£J 8,, C ro C'B>c = ., 0 ~ ~i s --8,, . e er> 0 Ci\) .. ~ 8 o8 =£,, re, s l:c)..s~ 8 8 .. ()') s ~~'"& ~..e~ I'!},~~ - § :s: 5 e, c:s, .. s ~1 a§,, .. s,, ~'"§" B o,, fl},~ § fl .. ~ ~ ..a rn,, Cl'J uno e,, -eil'J CB~• ~"S .d2o •• ~"~ s s' o8 .. ()I) 8,, Wt>~ it § "5 "8 .. - 9 ~ -~ e,, f) n~ g = So~ . ~ ..--. --- -e,,,d!)O -- ~... ~ Ho 8,, ~§ a, .. a So..s ~ .,~ S c:c ee cc ;:s cc ~ 1 a., o,,8 &, ~. ..: !tr, "§,, rn,, - ~..3 j -i.i ~ ~ - [B,,fl ~ee .. e. =P. rC."O fB,, •• ~ C>> .. o8 8 ~ 1 1 ru,, •C'> f> ft,, fl fl --a OC'l C Ol'J C s. •• •• C ...t) ,..!> dl u o,, ~an a .. J1 § n,, .. ,,. § e 0 .. e, ' .o,, r,i) ,J -flO') •C)r) -..0 Cl'J ,.L) '"8 0 8'> .:8 !?" = e,, -i .. --8 ,.e OQ .. So .. ~ .. ~- § i 00 8,, - "8 fl dh a,, e,, an 3 ~ ~ 8 9" 8,, ... -.c -0,, 8,, e dl c,, ..a 8,, cw 1i 8 .. e, ru .o,, l'Cil'J s . s mo d) § ~ .. 2'> r-8o 0 ~ § S1C;:?~& o s .--& e o9 a., --..,,rn,, rn,, d) ~~ ~:>· • o3 rl ~-i,:j!;Oe~ ru,,fg., t ~ ~ ~ CID "So e,,55.,s...,,.,., ~ G) OQ,,-RO,..,,...,r.!!)• •• oS ·s ~ ~ s Cf> ••ve,, -:,oS 8 § ....,, .. 4) -1: • ..£, 8,, e S .-So ..g,,.: 1.f: ~ __g>O(; •• ~ 8,, lj,,...,, .o,, u C .__., ._.. 8 ~ e rn,, .o,, .0,, .. e,, ~ru,,~ s s t!J,, r:!Jo .. § .. a ~~qr ~ l, go, SSu S ~ .; ~t~i ~ §-=R" e~s c 1 0 9,, 0 8,,~ru,, .. ....., Ol'J,& •• .,._ 8o .. c ~ Cc1 CID ~ fl 8,, IB,, ~ f> ,-S dl .$,•C4> •• § 8,, 8,, ..8o ..8 s J,,°S 1 fl 1 re,, - 8,,..8 .. So § § s ~ gr, e ra -=ii· .,y fB,, --r.-, (')r) 8,; 0 ?.'> = .. ;oC -e,,,8 l:c) 8.-~d) ~ ru,,~ 8,, ~ .. cc, 9,, s,,J 1 ~ ~... :r.: s ..c .. ., S ... an~ § e .o,, ~ 8,, •• ffi> s O 9 ¾ s 4) -;e,,, e,, s fl (ID & C?.' oS g cc§ 8,, 9 OC'l IB, •. C (ii, ... a, ,.Bo 8 e,, ....!!) 0,, 9,.-v .. O 08 r8• -> 0,, •• Cc1 s ~ 8,,Cc) 8,, C 8,, 5 n s 9 o e re IB, .Jk 8 •. C ru S r9 ,en 2 8,, ~ •• s ~°&, qr§ 8, C:,1 ..8 G') 0C 0 8 .&, s -E ., &. an ~ § s s., 8 S,,.-e 8 IB,, ~- ::&, 1 s P. ~ "Po Cc1 ;:s •• ~~ ! 5 S 0: ~ 8 g ..c 8 Si S o C C .-;Jl'l(:8,, S C S cm G) Cc1 s,,4- 8,, f) ca· fl o-flW'lo ~ fl ..e ..tlo e ..So ot).l'..e 8 8 CB1 ~ S,,qri ~ ..&,-t ..{;?~~ <.i LI = ij .. ~::fi,,~~ 8 S C $ $ ,.8 fro410 G}"!J e o'"8°e,,f>oe ....., •• <iJrOO l"Ol"O c,._., O !) S 8 o8 o,, -1:'>t ~•~re, e,, .. ve ot [?.,, 8,,~~ ~ I s ~ ®r8° § sruJoP. .• ~5..Sog C;J e toe,,~ o..9 S w,,-e, 3 o i ~[?.,,~ 0,, g-, 8 --[!}, fl'> j JJ (:8,, s C'.RG..8 .. &,~ Jl .. fl- _j ~., C a, 8 8,, ~• Ol'J $ C e l],, Jo P. . 8,, n .. 8 S,, c e,,IB,ra,, o9 C O 0,=2,,...0 (sJ = .. o,, S ..., ~ ~ B rn,~~ 8 l'C ~~8~8,,-- fl .... ~ ..-8o CSl § i:B,, s,, <-e 8 ~ s., § s ~ g,......., C 8 ~ g,> 8,, E:> o,, o8o rtM) 8 o - o e.~.d>Oeca . •• '1 s 8,, re, r •• •• 8,, ·e· fl rl~~ra.,~ s ~ i, § ~ o8 ..... ..£ re 8,,c o t> S f>u..D • · ->.ei e rl-" .. g,>t~ f:l 8 C;G"'-C l'B,, c CID .. $o .. r S, S IB, IB,, 8 8 8 8 0,, &, 8 g,,00 fl ll .. s e 8 ., ~ .-oo iq!iJSt>oc 2 0,, f8,, 0,, s ;:s o8 G) o8 .. '{' •C,,, f"n'1 S - 8 .-e ori P. !1 g,,~ ~ e S ~1,,., ~ 9 dj f> 8 -8 11},9-s §Cin8~~ ij S .. ~ e,, S,,& r 8-> [?.,,~ ~ 0 tlv,~ Y. ~ G) .. ... ,.8 ,0,, ~~ --B r§., ~ S S Soc,.a o - 8,,o o~G> 8 $ c,, :f no §n --r.'>rih .... o8 fl O O oSY, 0 U,45 oOl'J t> IJr-1 ....,,c " •. .,o8 v· Ol'J 3 c,, Ori C o9 .. a, -e, S,, 00--S S ffi,, 8,, •Ol'J --S 8 JJ S oe rf.)Ornl 8 o,, ....,,..e S o,,v- 8 · ,.c - "'° ~ ,... - fl e,,Y. ..a. 8 o,, o ....,, .... [:B,, o8 B o8 •• n S --x• 8 - IB, 8 ... c ..... s;i6 .,,, II) Cl') •• 0,, ., QI) .,, -.c JJ § 8,, 8 •• ~ g.,c:m 8,, t j o,,~ j,J' f ~ i ~ t:B,, 8,,,,, ~ 8,, 8,, 0,, 8,, ~ f!t, ~

. ,. ' L ~ c_ 'n i2 <s .. Sant S8,,s8un 8 8 'fi · ?..> ~ s 6, -s_..,, . o9 ~ qp~ -r J> t 3 ~ .. ,.S0,.8 .. s ~ ~ rg ~ 9,, 9,, ~ s 8, .-81() S,, ma§ ?."' s Se ro °'1 G) 0- ,.9 ~-s C 0- f> C 8 1i ~ .. Sc, 8 Cl ..8 ~ cc ~,~ ~ .-P. re,, 1 cc 9o ~ 8 (cl~ ..8o 8 o,, E uh S,,f& o8 ~~ •• f) .o,. t> C 8- e e,,C.S -i~~IB, 0,,1 o8 '-C .,a~.,.,. 8c, re,, s & s. ~ @re,, s s s G) O)o .. 1,1 .. e o e 8 ool), Ls = !b ~ 8o ~8~ 0,-, 8,, 11}, . -=g,,1 CO C S ~ • c,, 0,-, 0,-, s 8 ro S [BJ (:8,, co ] 8,, C 8 .-So 8 G> .-e ❖ {:B,, C f) .. e !l,, .o-, ru * IB-,i re,, ~ I:() f) 0 ::SO~§c~ - ~ 0,-, e Cl .. JJ ot) a. ru,, .:8 = .o,-, ❖ •• •• r~• 3,, C O 8 ~ s.~1 - ~..& & Lll,t an • au W ~ ~ c:,,, cc ~-o,, -o,, - 0 C Be, _9,, "1!" -.() ..&, 1i e·]' &2 f) S8 0,, 0,-, ❖ •• dJIIO ~§~ f):, f) c,,CID 8o s 9 110 sg,,~ s... e e CP.> ~ ,:f)0 .o-, 1n s .. o . ,;s ,J!J g,,1 8,o' . 9,, .. 8 .. . fi:' 8o '"8 . 8a ~ § 8c, ~ s e,, ❖ "" f) •O,, Ct) C t>• fl _, 0,, c.:, •• ~i .-Sa~ ;_q CID c,,g-, •• c,, a ... So s ·· 1 s cm .§ ~~ ♦: ♦ ..&, ~ 2'> ., &, 0,-, .. •• 8o s ~c 8 -t ! ~ - ~ ~., 8,; o9 8,, 9,, ¼ 0,, ~~ (:8,, ~ 3,, .. c- f) ·❖ ~s l!f.?•5s,,~ s ~,, -s ...8 !b .& . 1 ;1fl s s ~ 8a 8;, 0, s 8,, sit.> ... t) c,, 3 ❖ ~ . ~ 8,,(1}, § s .. ~i~ ..s~s(Ei s .. 8- 0,, s i •• go ..9ocm :r· f) --&, '3 8 ~ 9,, °S 8 e - . c,, i:1)0 -i g,,9'> an~ ., g,, "1!'> - 3,, 1:t C)t) 1 .-8o - .& .. So § rn,, B e . § s 9,, g,, 8 t. C)t) fl'> ... o91 o8 &I • 3,, S,, ., ..8a -0,, ~ g,, ...: 0,-, rye Be, . .., 0 f) 8 --c ._e,a lW & ~ss ~ · a,, 8a f) c,, S 8 0,, .. _ ~ ,-3o '3 e,, •• 8,, ~ ID t~ .. .-s ~ l:2)0 d!)O'"ts ~ -0,, s §.:8~8 9,, 9,, d.)0 8o ~ _g,,~ ..s -a § o8 3,, 8 -s 8 .z, § .z, ~ re,,o§,, 1 .0,, S,, &,

(oo) l;;O--d')rf.>°d¢ !m,)~I '8con:1 8f't0,~ o;i,;§,0:inc.pyroeg-,oJGo.n oonlo;?0 a:>o5f1o5G'\l~~ oaii5~ ~oS8~oS9o:>~ ~::>."'10:g.ce?:~e:o.i'l O?~~o:>Sfg.c~:"1~ Cl~COO:::>.J~!nGro,poS oaif6~~ oa~~O')~:~:,¢ UJ~~~§an:80J') 0042ioSon<.p~ <Y?~cv'5Ji ~00~90:;:<;:~o;?cS cnelo6'\°[§9f ::>.J80Y-'02§o1o:>~I 1 ENSCO Overseas Limited Maples Corporate Services Limited.P.O,Box309, Ugland House,South Church Street, George Town,Grand Cayman, KYI-1104 Cayman Islands. (Represented by Mr.Zarksis Dinshaw Italia) Jumeriah Islands,Cluster28 VillalO,Dubai,United Arab Emirates. Vice President 2 ENSCO Offshore International Company. Trident Trust Company(Cayman Limited,One Cap!tal Place, 4th floor, Gran4 Cayman, KYI-1103,Cayman Islands. (Represented by Mr.Abhay Muddanna Shetty) Street 1, Villa 10,Meadows 8 Dubai,United Arab Emirates. Vice President fcScOJ'):,~ m~pni ~o'50008o.1~oS J L l ooS<.li<;:on o;i~~oSon ~:~rooScto5 .. e=""l Incorporate 49,999 i1:} Cayman Islands eg:No,23869 India PNo.Z244270 Incorporate in Cayman Islands eg:No.74451 India PNo.Z203544 1 001 J J c:.-.ironSdk\1tiS"ic-S ~6 u,r: :n~ 0 61,5~~'" ~-(;r.poSo;sS ru:-i)1cf,,;;'rd}:§,.51-:o~11 C.l8rG~~1~ axp:~c;~Q'i).~f ( ~e-eooo/ Or) .. Lt'.n;b.D.L, D.I.L Hp: 09 - 73063909,. 1.